UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007

Mesa Offshore Trust

(Exact name of registrant as specified in its charter)

Texas	1-08432	76-6004065
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

JPMorgan Chase Bank, N.A., Trustee
919 Congress Avenue
Austin, Texas		78701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 1-800-852-1422

NOT APPLICABLE

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

General

As previously reported on the quarterly report on Form 10-Q for the period ended September 30, 2007, MOSH Holding, L.P. (“MHLP”) filed an Original Petition in the District Court of Travis County, Texas, 250th Judicial District, against Pioneer Natural Resources Company; Pioneer Natural Resources USA, Inc. (referred to collectively as “Pioneer”); Woodside Energy (USA), Inc. (“Woodside”); and JPMorgan, as Trustee of the Mesa Offshore Trust (the “Trust”) (Case No. GN501113) (the “Lawsuit”).  The Lawsuit is currently before the 334th Judicial District of Harris Country, Texas (the “Court”). MHLP’s Original Petition alleges Pioneer and Woodside are liable for various actions, including (1) a wrongful farmout by Pioneer to Woodside of the Brazos A-39 Lease, (2) a wrongful delay by Pioneer in producing the Brazos A-39 Lease and the Midway #5 well drilled thereon, (3) fraudulent accounting practices by Pioneer, (4) breach of fiduciary duty by Pioneer, (5) aiding and abetting breach of fiduciary duty by Woodside, (6) misapplication of Trust property by Pioneer, (7) conspiracy to misapply fiduciary property by Woodside and Pioneer, (8) common law fraud by Pioneer, (9) gross negligence by Pioneer, and (10) breach of the conveyance agreement by Pioneer. As described below, MHLP later added claims against the Trustee for (1) an accounting, and (2) breach of fiduciary duty. The remedies MHLP seeks include (a) reconstruing the Trust Indenture to determine that the Trust is not terminated because there has or should have been production that would have generated revenues to extend the life of the Trust, (b) requiring the Trustee to pursue certain claims, or to allow MHLP to pursue such claims, (c) setting aside any farmouts by Pioneer in which there have been conveyances to an alleged affiliate of Pioneer, (d) the removal of JPMorgan as Trustee, (e) the return or forfeiture of compensation to JPMorgan, (f) monetary damages against Pioneer, Woodside and JPMorgan, and (g) unspecified exemplary damages against all defendants.  In November 2005, MHLP alleged that the Trustee had a conflict of interest because of JPMorgan’s long-standing lending relationship with Pioneer. Although it is clear under the Trust Indenture, the Texas Trust Act, and relevant case law that JPMorgan is not precluded, by holding the position of Trustee, from pursuing commercial banking activities with Pioneer not involving Trust funds, MHLP amended its petition and asserted claims against the Trustee on November 28, 2005.

Although MHLP’s claims against the Trustee were meritless, to avoid any further assertion that the Trustee could not impartially evaluate MHLP’s claims, on November 30, 2005, JPMorgan announced its intention to resign as Trustee, effective January 31, 2006. On December 13, 2005, the lawsuit was transferred to the 334th Judicial District Court of Harris County, Texas. At a hearing on January 27, 2006 in the Harris County Court, the Court denied MHLP’s motion for a temporary injunction to remove JPMorgan as Trustee and appoint a principal of MHLP, Timothy Roberson, as a temporary Trustee. At the Court’s suggestion, JPMorgan agreed to continue as Trustee, until such time as a substitute trustee was found that fulfilled the qualifications of Trustee stated in the Trust Indenture. Since that hearing, neither MHLP nor Pioneer has identified a qualified successor Trustee that is willing to serve.

On December 8, 2006, Dagger-Spine Hedgehog Corporation (“Dagger-Spine”) filed a petition to intervene in the Lawsuit as a Plaintiff, alleging claims virtually identical to MHLP. Another group of unitholders, led by Keith A. Wiegand (together with Dagger-Spine, the “Intervenors”), also filed on March 9, 2007 a petition to intervene as plaintiffs in the Lawsuit, incorporating and adopting the same claims asserted by MHLP.  On August 10, 2007, MHLP and Dagger-Spine filed amended petitions.  Pioneer has moved to dismiss the Lawsuit on its assertion that the claims, and any money recovered on those claims, belong exclusively to the Trust rather than the plaintiffs or any other individual unitholders.  Woodside has also moved to dismiss the claims against it, and the Trustee has previously moved for partial summary judgment on the claims against it.  All such motions are still pending.

Settlement Agreement and Release

On December 3, 2007, JPMorgan Chase Bank, N.A., for itself and in its capacity as Trustee of the Trust, entered into a Settlement Agreement and Release with MHLP, the Intervenors and additional Unitholders in the Trust (collectively, “Plaintiffs”) (the “Settlement Agreement”).  The Settlement Agreement, as amended by the parties’ December 7, 2007 letter agreement which made minor modifications to change two dates referenced in the Settlement Agreement, provides for the following:

•                  If the Settlement Agreement is approved by the Court, JPMorgan Chase Bank, N.A. shall: (1) formally resign as Trustee of the Trust effective January 21, 2008, or such earlier date as authorized or approved by the Court; and (2) pay to the Plaintiffs, and not to the Trust for the benefit of all Unitholders, $1,250,000 to reimburse Plaintiffs for legal fees and expenses incurred in connection with the pursuit of claims for the benefit of the Trust within 31 days after the Court enters an order approving the Settlement Agreement.

•                  Plaintiffs in the Lawsuit shall request the Court to appoint a successor or temporary trustee, who shall determine whether to pursue the remaining claims in the Lawsuit against Pioneer and Woodside, for the benefit of all Unitholders.  The decision whether or not to pursue such claims shall be entirely within the discretion of the successor or temporary trustee.

•                  JPMorgan Chase Bank, N.A., individually and as lender, previously created a $3,000,000 Demand Promissory Note on September 28, 2007, with the Trust as borrower, for use by the Trustee to pay Trust expenses, under commercial terms and secured by the Trust’s assets.  In addition, on December 3, 2007, JPMorgan Chase Bank, N.A., individually and as lender, has entered into an Amended and Restated Promissory Note (the “Amended and Restated Note”), with the Trust as borrower, to amend the Demand Promissory Note to provide for, among other provisions, an extension of the stated maturity date of the Loans made pursuant to the Demand Promissory Note and the Amended and Restated Note from December 31, 2007 until the earlier of (1) December 31, 2009, (2) 31 days after the Trust’s receipt of any settlement proceeds, recovery or judgment in connection with the Lawsuit, (3) final liquidation of the Trust’s assets, or (4) if the Settlement Agreement is not approved by the Court.  JPMorgan Chase Bank, N.A., in connection with the Settlement Agreement, has committed that at least $800,000 will remain in available funds as of the date of its proposed resignation that could be borrowed by the Trust under the terms of the Amended and Restated Note, so that the Trust can pay operating expenses in the future.  Up to a maximum of $2,200,000 in loaned funds may have been consumed as of the date of JPMorgan’s resignation as Trustee, to pay operating expenses of the Trust, including the Trustee’s legal fees and costs in defending against the Lawsuit.

•                  Plaintiffs shall release JPMorgan Chase Bank, N.A., individually and as Trustee of the Trust, and all claims against JPMorgan Chase Bank, N.A. shall be dismissed with prejudice.

•                  The proposed settlement is expressly conditioned on approval by the Court, with an order that may be binding on all Unitholders of the Trust, that specifically (1) approves the settlement, (2) finds that the settlement is in the best interest of the Trust and its Unitholders/beneficiaries, (3) accepts the Trustee’s resignation, and (4) dismisses the Lawsuit against the Trustee and JPMorgan Chase Bank, N.A. individually with prejudice as to all claims that were or could have been brought against them by the Plaintiffs directly or on behalf of the Trust.  Furthermore, the proposed order would release the Trustee from any liability to the Trust or the Trust’s beneficiaries for any claims arising from its agreement to and performance of the Settlement Agreement.

Because the Settlement Agreement is subject to approval by the Court, the Trustee and the Plaintiffs in the Lawsuit filed a Joint Motion for Approval of Settlement Agreement on December 3, 2007 and a Supplement to Joint Motion for Approval of Settlement Agreement on December 11, 2007.  The Trustee shall provide the notice attached as Exhibit 99.2 to all unitholders of record of JPMorgan’s Chase Bank, N.A.’s intention to resign as Trustee, the application by the Plaintiffs in the lawsuit to appoint a temporary trustee, the conditional Settlement Agreement, and the hearing to approve the agreement, which the Court scheduled for January 16, 2008 at 9:00 a.m.  Interested Unitholders may attend the hearing on January 16, 2008, and the Court is willing to entertain any written objections to these proposed actions if the written objections are received by the Court on or before January 17, 2007.  The notice contains additional information about how to obtain copies of certain pleadings in the Lawsuit that relate to the Settlement Agreement and about the objections that Pioneer and Woodside have to the Settlement Agreement and the Plaintiffs’ application for the appointment of a temporary trustee.  Pioneer and Woodside believe that the Trustee’s resignation, the appointment of a temporary trustee, and the proposed settlement violate the terms of the Trust Indenture and benefit the proponents rather than the Trust and all Unitholders.  The Trustee believes that the Settlement Agreement is in the best interests of the Trust and the Unitholders, and that it has an absolute right to resign under the Trust Indenture “with or without cause, at any time.”

The foregoing description is qualified in its entirety by reference to the full text of the Settlement Agreement, the modification and amendment to the Settlement Agreement, and the Amended and Restated Note, which are attached as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

First Amendment to Pledge Agreement

On December 3, 2007, the Trust and JPMorgan Chase Bank, N.A. entered into a First Amendment to Pledge Agreement, amending the definition of “Collateral” from the Pledge Agreement dated September 28, 2007 to include (1) all issued and outstanding general partnership interests by the Trust in the Partnership, together with any cash or property received in exchange or in substitution for such interests (collectively, the “Pledged Assets”), and any distributions received on such Pledged Assets or cash or property received upon any conversion or in exchange for such Pledged Assets; (2) all Other Collateral (as defined therein) owned by the Trust; (3) all deposit accounts in the name of the Trust; (4) any consideration received or due to the Trust; and (5) all proceeds of any and all of the foregoing.

The foregoing description is qualified in its entirety by reference to the full text of the First Amendment to Pledge Agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 8.01  Other Events.

On December 3, 2007, the Trustee and the Plaintiffs filed a Joint Motion for Approval of Settlement Agreement (the “Joint Motion”) in connection with the Lawsuit.  On December 11, 2007, the Trustee and the Plaintiffs filed a Supplement to Joint Motion for Approval of Settlement Agreement (“Supplement to Joint Motion”).  The description of the Settlement Agreement, as modified, described above under Item 1.01 is incorporated in this Item 8.01 by reference. A copy of the Settlement Agreement and the letter agreement amending the Settlement Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated in this Item 8.01 by reference.

In connection with the Settlement Agreement, and subject to approval by the Court, JPMorgan Chase Bank, N.A. will resign as Trustee of the Trust effective January 21, 2008, or such earlier date as authorized by or approved by the Court.  On December 3, 2007, the Plaintiffs filed an Application for Appointment of Temporary Trustee (the “Application”) with the Court.  The Joint Motion, the Supplement to Joint Motion, and the Application are currently under review by the Court and are both scheduled to be heard on January 16, 2008 at 9:00 a.m.

The Trust issued a press release related to entry into the Settlement Agreement.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit 10.1

Settlement Agreement and Release, effective December 3, 2007 by and among JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A., as Trustee of the Mesa Offshore Trust, and MOSH Holding, L.P., Intervenor-Plaintiff Dagger-Spine Hedgehog Corporation, and Intervenor-Plaintiffs Keith A. Wiegand, Ronnie McGlothlin, Gordon W. Bader, Roger L. Bean, Roger R. Bean, Jennifer J. Bean, Tracey M. Stump, Scott W. Bean, James Blau, Larry W. Bradley, Richard Brown, Scott Curran, Ron Davis, Mark Dittus, John C. Easton, Jamie Arnold, John Easton Schwab Brokerage, John Easton Schwab Roth, John Easton Schwab IRA, John Easton Scottrade Brokerage, John Easton Trust, Jamie Arnold Schwab IRA, Vicki Easton Schwab IRA, James Figielski, James Figielski Pension Plan, Ami Schecter, Ami Schecter Roth IRA, Kathleen Friend, Patricia L. Hendrix, Ben Hoos, Matt Hoos, Philip Hoos, John W. Hovanec, Nicole M. Kimball, Matthew J. King, Darrell M. Leis, J.D. Maddox, Roy G. Maddox, John McCall, Katrina McGlothlin, Mary R. McNamara, Michael E. McNamara, Monika Meier, Mallory Mikkelsen, Dean P. Miles, Elizabeth A. Miles-Cunningham, Lori Miles, Robert M. Miles, Sharon A. Miles, William Kevin Miles, Gara Sue Pelcher, Jeffrey T. Pelcher, The Pelcher Company Keogh Plan, Jeffrey Thomas Pelcher Custodial for Nathan Allen Pelcher Roth IRA, Gara Pelcher Ten Com, Jeffrey T. Pelcher Custodial for Derrick T. Pelcher, Jeffrey T. Pelcher Custodial for Nathan A. Pelcher, Adriene Rohleder, John Selep, John M. Speight, Gordon A. Stamper, Jessica Stamper, Armin Sternberg, Robert Todd, T.D. Tommey, Lyle Wagman, Barbara Wiedemann, Knut Wiedemann, Nichole Wiedemann, Jerry L. Wolf, and Galen R. Young.

Exhibit 10.2	Letter Agreement dated December 7, 2007 Amending and Modifying Settlement Agreement and Release

Exhibit 10.3	Amended and Restated Promissory Note, dated December 3, 2007, by and between Mesa Offshore Trust and JPMorgan Chase Bank, N.A.

Exhibit 10.4	First Amendment to Pledge Agreement, dated as of December 3, 2007, by and between Mesa Offshore Trust and JPMorgan Chase Bank, N.A.

Exhibit 99.1	Mesa Offshore Trust Press Release dated December 13, 2007.

Exhibit 99.2	Notice of Trustee’s Intent to Resign, Application by Unitholders for Appointment of Temporary Trustee, and Conditional Settlement of Lawsuit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Offshore Trust

	By:	JPMorgan Chase Bank, N.A.,
as Trustee for Mesa Offshore Trust

Date: December 13, 2007	By:	/s/ Mike Ulrich
Mike Ulrich
Vice President
The Bank of New York Trust Company, N.A.,
as attorney-in-fact for the Trustee

EXHIBIT INDEX

Exhibit 10.1

Settlement Agreement and Release, effective December 3, 2007 by and among JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A., as Trustee of the Mesa Offshore Trust, and MOSH Holding, L.P., Intervenor-Plaintiff Dagger-Spine Hedgehog Corporation, and Intervenor-Plaintiffs Keith A. Wiegand, Ronnie McGlothlin, Gordon W. Bader, Roger L. Bean, Roger R. Bean, Jennifer J. Bean, Tracey M. Stump, Scott W. Bean, James Blau, Larry W. Bradley, Richard Brown, Scott Curran, Ron Davis, Mark Dittus, John C. Easton, Jamie Arnold, John Easton Schwab Brokerage, John Easton Schwab Roth, John Easton Schwab IRA, John Easton Scottrade Brokerage, John Easton Trust, Jamie Arnold Schwab IRA, Vicki Easton Schwab IRA, James Figielski, James Figielski Pension Plan, Ami Schecter, Ami Schecter Roth IRA, Kathleen Friend, Patricia L. Hendrix, Ben Hoos, Matt Hoos, Philip Hoos, John W. Hovanec, Nicole M. Kimball, Matthew J. King, Darrell M. Leis, J.D. Maddox, Roy G. Maddox, John McCall, Katrina McGlothlin, Mary R. McNamara, Michael E. McNamara, Monika Meier, Mallory Mikkelsen, Dean P. Miles, Elizabeth A. Miles-Cunningham, Lori Miles, Robert M. Miles, Sharon A. Miles, William Kevin Miles, Gara Sue Pelcher, Jeffrey T. Pelcher, The Pelcher Company Keogh Plan, Jeffrey Thomas Pelcher Custodial for Nathan Allen Pelcher Roth IRA, Gara Pelcher Ten Com, Jeffrey T. Pelcher Custodial for Derrick T. Pelcher, Jeffrey T. Pelcher Custodial for Nathan A. Pelcher, Adriene Rohleder, John Selep, John M. Speight, Gordon A. Stamper, Jessica Stamper, Armin Sternberg, Robert Todd, T.D. Tommey, Lyle Wagman, Barbara Wiedemann, Knut Wiedemann, Nichole Wiedemann, Jerry L. Wolf, and Galen R. Young.

Exhibit 10.2	Letter Agreement dated December 7, 2007 Amending and Modifying Settlement Agreement and Release

Exhibit 10.3	Amended and Restated Promissory Note, dated December 3, 2007, by and between Mesa Offshore Trust and JPMorgan Chase Bank, N.A.

Exhibit 10.4	First Amendment to Pledge Agreement, dated as of December 3, 2007, by and between Mesa Offshore Trust and JPMorgan Chase Bank, N.A.

Exhibit 99.1	Mesa Offshore Trust Press Release dated December 13, 2007.

Exhibit 99.2	Notice of Trustee’s Intent to Resign, Application by Unitholders for Appointment of Temporary Trustee, and Conditional Settlement of Lawsuit